BEAR
STEARNS


    The
Bear Stearns
   Funds

245 PARK AVENUE
NEW YORK, NY 10167
1.800.766.4111

Robert S. Reitzes                 Chairman of the Board
Peter B. Fox                      President and Trustee
John R. McKernan, Jr              Trustee
M.B. Oglesby, Jr                  Trustee
Peter M. Bren                     Trustee
Stephen A. Bornstein              Vice President
Donalda L. Fordyce                Vice President
Frank J. Maresca                  Vice President and Treasurer
Ellen T. Arthur                   Secretary
Vincent L. Pereira                Assistant Treasurer
Eileen M. Coyle                   Assistant Secretary

INVESTMENT MANAGER                DISTRIBUTOR
Bear Stearns Funds                Bear, Stearns & Co. Inc.
Management Inc.                   245 Park Avenue
245 Park Avenue                   New York, NY 10167
New York, NY 10167

CUSTODIAN                         TRANSFER AND DIVIDEND
Brown Brothers                    DISBURSEMENT AGENT
Harriman & Co.                    PFPC Inc.
40 Water Street                   Bellevue Corporate Center
Boston, MA 02109                  400 Bellevue Parkway
                                  Wilmington, DE 19809

COUNSEL                           INDEPENDENT AUDITORS
Mayer, Brown & Platt              Deloitte & Touche LLP
1675 Broadway                     Two World Financial Center
New York, NY 10019                New York, NY 10281

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding the Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

EMERGING MARKETS DEBT
PORTFOLIO

ANNUAL REPORT
MARCH 31, 1997


BSF-R-002-04

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                             LETTER TO SHAREHOLDERS

                                                                  April 21, 1997
Dear Shareholders:

We are pleased to present the annual report to shareholders for the Emerging Markets Debt Portfolio (the "Portfolio")*. For the fiscal year ended March 31, 1997, the Portfolio's class A shares (without giving effect to the sales charge) had a total return of 33.48%, and the class C shares had a total return of 32.97%(1). The Portfolio's benchmark, the Salomon Brothers Emerging Markets Debt Mutual Fund Index, returned 35.30% for the period. Additional performance data for each class of shares can be found in the "Financial Highlights" section of this report.

Based on rankings by Morningstar, the Portfolio's class A shares were included in several top-ten lists published during the past twelve months by THE DOW JONES INVESTMENT ADVISOR. In addition, the Portfolio's class A shares were ranked by Morningstar among the top 25 taxable bond funds published by MONEY magazine for the one- and three-year periods ending January 1, 1997. In the DOW JONES INVESTMENT ADVISOR, the Portfolio was ranked by Morningstar fourth out of 90 international bond funds for the twelve months ended March 31, 1997. In MONEY, the Portfolio was ranked by Morningstar third out of 677 and ninth out of 575 taxable bond funds for the one- and three-year periods ending January 1, 1997, respectively. Rankings for both publications were based on total return for the periods and did not take into account sales charges.

Over the fiscal year, the Portfolio continued to benefit from ongoing strength in the fixed income markets of emerging economies. We continue to believe that the medium-term outlook for emerging market debt remains positive. However, we are cautious near term due to such factors as uncertainty over the outcome of upcoming elections in a number of emerging countries worldwide; the recent drop in oil prices, which could adversely affect commodity exporters such as Venezuela; and a potential renewal of trade tensions in certain South American countries.

Medium-term positives for the market remain, however. For example, economic growth in Latin America, particularly Mexico (12% of the Portfolio's net assets) and Argentina (15%), is likely to remain strong, which should contribute to improved creditworthiness and capital appreciation. We expect that the sovereign debt of selected countries, including Russia (7%), will continue to improve in credit quality as a result of restructurings. In fact, we are increasingly optimistic about the prospect for reforms in Russia due to a better political climate -- for example, Yeltsin's new economic leaders are more likely to meet with greater success in strengthening the economy in such areas as tax collections and inter-company debts. As a result, we regarded the first quarter's market sell-off in Russia as an opportunity to restructure our positions in that market.

From a longer-term perspective, it is important to keep in mind that Brady Bonds, on average, still offer a significant yield advantage over U.S. Treasuries, recently about 350 basis points. Improvements in creditworthiness continue: Panama's Brady debt was recently rated just below investment grade, and the Philippines is being reviewed for a possible upgrade.

In addition, it is important to note that while the U.S. debt markets had generally negative returns in this year's first quarter, returns for the Portfolio and its benchmark remained positive -- a further indication that market activity in the debt of emerging countries primarily reflects internal developments rather than market movements in the U.S. Treasury bond market.

* International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.
1 For the fiscal year ended March 31, 1997, the Emerging Markets Debt
  Portfolio's class A shares had a total return of 28.47% including the maximum sales charge of 3.75%.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

               [SIG]                           [SIG]
Robert S. Reitzes                              Edward R. Vaimberg
Chairman of the Board                          Portfolio Manager

THE                     BEAR                    STEARNS                    FUNDS
                        Emerging Markets Debt Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                    CLASS A SHARES(1)(2) VS. VARIOUS INDICES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Emerging Markets Debt Portfolio
                                                           Salomon Brothers
                                                           Emerging Markets
                                                                Debt Mutual       Consumer
                                       Class A Shares            Fund Index    Price Index
May 4, 1995                                 $9,625.00            $10,000.00     $10,000.00
June 30, 1995                               10,203.47             11,016.75      10,039.50
Sep. 30,1995                                10,805.17             11,487.64      10,085.58
Dec. 31, 1995                               11,876.52             12,634.41      10,138.25
Mar. 31, 1996                               12,669.28             13,314.98      10,243.58
June 30, 1996                               14,110.10             14,299.00      10,322.58
Sep. 30, 1996                               15,590.11             16,331.00      10,388.41
Dec. 31, 1996                               16,718.00             17,799.00      10,481.00
Mar. 31, 1997                               16,907.00             18,013.00      10,527.00
$9,625 investment
made on May 4, 1995
Past performance
is not predictive
of future
performance

                                               TOTAL RETURNS
                                                                  ONE YEAR ENDED             AVERAGE
                                                                  MARCH 31, 1997            ANNUAL(3)
                                                               ---------------------  ---------------------
Emerging Markets Debt Portfolio(2)
    Class A shares(4)........................................             28.49     %            31.60     %
Salomon Brothers Emerging Markets Debt Mutual
    Fund Index(1)............................................             35.30                  36.04
Consumer Price Index(1)......................................              2.76                   2.74

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(2)Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total return would have been lower had there been no assumption of fees and expenses in excess of the expense limitations.
(3)Commencing May 4, 1995, Bear Stearns Funds Management Inc. assumed the daily portfolio management responsibility for the Portfolio. Returns shown are for the period May 4, 1995 through March 31, 1997. For the period May 3, 1993 (commencement of investment operations) through May 3, 1995 the Portfolio's investment adviser was BEA Associates and those results are not shown.
(4)Reflects the initial maximum 3.75% sales charge. Without the applicable sales charge, the total returns would have been 33.48% and 34.27%, respectively, for each period shown.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                    CLASS C SHARES(1)(2) VS. VARIOUS INDICES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  EMERGING MARKETS DEBT PORTFOLIO
                                                           Salomon Brothers
                                                           Emerging Markets
                                                                Debt Mutual       Consumer
                                       Class C Shares            Fund Index    Price Index
July 26, 1995                                 $10,000               $10,000        $10,000
Sep. 30, 1995                                  10,685                10,712         10,039
Dec. 31, 1995                                  11,726                11,782         10,098
Mar. 31, 1996                                  12,545                12,416         10,196
June 30, 1996                                  13,963                13,894         10,269
Sep. 30, 1996                                  15,404                15,231         10,347
Dec. 31, 1996                                  16,515                16,599         10,432
Mar. 31, 1997                                  16,681                16,799         10,478
Past performance
is not predictive
of future
performance

                                               TOTAL RETURNS
                                                                             ONE YEAR ENDED       AVERAGE
                                                                             MARCH 31, 1997      ANNUAL(3)
                                                                            -----------------  -------------
Emerging Markets Debt Portfolio(2)
    Class C shares........................................................          32.97%           35.48%
Salomon Brothers Emerging Markets Debt Mutual
    Fund Index(1).........................................................          35.30            36.13
Consumer Price Index(1)...................................................           2.76             2.81

---------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and/or are not available for investment.
(2) Bear Stearns Funds Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total return would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period July 26, 1995 (initial public offering date) through March 31, 1997.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio

                                 MARCH 31, 1997
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                               SECTOR ALLOCATION
                        (AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

COUNTRY                                            INVESTMENT


EDGAR REPRESENTATION OF DATA
POINTS USED IN PRINTED GRAPHIC
Argentina                      14.87%
Brazil                         17.60%
Bulgaria                        4.64%
Ecuador                        4.19 %
Mexico                         11.57%
Morocco                         4.61%
Nigeria                         4.51%
Panama                          4.84%
Peru                            4.19%
Philippines                     4.08%
Poland                          4.25%
Russia                          7.06%
Venezuela                       4.69%
Cash & Cash Equivalents         8.90%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Loan Participations            11.67%
Cash & Cash Equivalents         8.90%
Brady Bonds                    79.43%

--------------------------------------------------------------------------------

                                TOP TEN ISSUERS
--------------------------------------------------------------------------------

                                                                                      PERCENT OF
RANK ISSUER                                              CURRENCY    SECURITY TYPE    NET ASSETS
------------------------------------------------------  -----------  -------------  ---------------
  1. Federal Republic of Brazil........................ U.S. Dollar  Brady Bond             17.60
  2. Republic of Argentina............................. U.S. Dollar  Brady Bond             14.87
  3. United Mexican States............................. U.S. Dollar  Brady Bond             11.57
  4. Vneshekonombank................................... U.S. Dollar  Loan                    7.06
                                                                     Participation
  5. The Republic of Panama............................ U.S. Dollar  Brady Bond              4.84
  6. Republic of Venezuela............................. U.S. Dollar  Brady Bond              4.69
  7. Republic of Bulgaria.............................. U.S. Dollar  Brady Bond              4.64
  8. The Kingdom of Morocco............................ U.S. Dollar  Loan                    4.61
                                                                     Participation
  9. Central Bank of Nigeria........................... U.S. Dollar  Brady Bond              4.51
 10. The Polish People's Republic...................... U.S. Dollar  Brady Bond              4.25

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 1997

----------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              INTEREST   MATURITY    MARKET
(000'S)+                                                              RATE       DATE       VALUE

----------------------------------------------------------------------------------------------------
                LONG-TERM INVESTMENTS-91.10%

                ARGENTINA - 14.87%
                SOVEREIGN
     1,200      Republic of Argentina, Discount Bond, Series L
                (a)(b)............................................  6.375%     03/31/23  $   971,250
     2,474      Republic of Argentina, FRB (a)(b)(e)..............  6.750      03/31/05    2,212,237
     3,400      Republic of Argentina, Par Bond (b)(c)............  5.500      03/31/23    2,133,500
                                                                                         -----------
                Total Argentina (cost - $4,742,562)...............                         5,316,987
                                                                                         -----------

                BRAZIL - 17.60%
                SOVEREIGN
     1,500      Federal Republic of Brazil, DCB Bond (a)(b).......  6.563      04/15/12    1,185,000
     2,100      Federal Republic of Brazil, Discount Bond, Series
                Z-L (a)(b)........................................  6.500      04/15/24    1,686,562
     1,475      Federal Republic of Brazil, EI Bond (a)(b)........  6.500      04/15/06    1,315,516
     1,100      Federal Republic of Brazil, NMB Bond, Series L
                (a)(b)............................................  6.563      04/15/09      926,750
     1,600      Federal Republic of Brazil, FLIRB Bearer Bond
                (a)(b)............................................  4.500      04/15/09    1,180,000
                                                                                         -----------
                Total Brazil (cost - $6,283,505)..................                         6,293,828
                                                                                         -----------

                BULGARIA - 4.64%
                SOVEREIGN
       650      Republic of Bulgaria, Discount Bond, Series A
                (a)(b)............................................  6.563      07/28/24      385,937
     1,100      Republic of Bulgaria, IAB, Registered (a)(b)......  6.563      07/28/11      630,438
     1,125      Republic of Bulgaria, IAB, Bearer (a)(b)..........  6.563      07/28/11      644,766
                                                                                         -----------
                Total Bulgaria (cost - $1,484,975)................                         1,661,141
                                                                                         -----------

                ECUADOR - 4.19%
                SOVEREIGN
     1,150      The Republic of Ecuador, Par Bond, Registered
                (b)(c)............................................  3.500      02/28/25      474,375
     1,776      The Republic of Ecuador, PDI Bearer Bond (a)(b)...  6.438      02/27/15    1,022,259
                                                                                         -----------
                Total Ecuador (cost - $1,418,560).................                         1,496,634
                                                                                         -----------

                MEXICO - 11.57%
                SOVEREIGN
       450      United Mexican States, Par Bond, Series A
                (b)(g)............................................  6.250      12/31/19      318,375
     5,400      United Mexican States, Par Bond, Series B
                (b)(g)............................................  6.250      12/31/19    3,820,500
                                                                                         -----------
                Total Mexico (cost - $4,198,184)..................                         4,138,875
                                                                                         -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 1997

----------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              INTEREST   MATURITY    MARKET
(000'S)+                                                              RATE       DATE       VALUE

----------------------------------------------------------------------------------------------------
                LONG-TERM INVESTMENTS (CONTINUED)

                MOROCCO - 4.61%
                SOVEREIGN
     1,900      The Kingdom of Morocco, Tranche A, Loan
                Participation (a)
                (cost - $1,341,805)...............................  6.375%     01/01/09  $ 1,649,437
                                                                                         -----------

                NIGERIA - 4.51%
                SOVEREIGN
     2,500      Central Bank of Nigeria, Par Bond (b)(c)(h)
                (cost - $1,686,585)...............................  6.250      11/15/20    1,612,500
                                                                                         -----------

                PANAMA - 4.84%
                SOVEREIGN
     2,475      The Republic of Panama, IRB Bond (a)(b)
                (cost - $1,709,034)...............................  3.500      07/17/14    1,732,500
                                                                                         -----------

                PERU - 4.19%
                SOVEREIGN
     1,400      The Republic of Peru, FLIRB (b)(c)................  3.250      03/07/17      724,500
     1,346      The Republic of Peru, PDI Bond (b)(c).............  4.000      03/07/17      773,950
                                                                                         -----------
                Total Peru (cost - $1,037,614)....................                         1,498,450
                                                                                         -----------

                PHILIPPINES - 4.08%
                SOVEREIGN
     1,550      Republic of the Philippines, FLIRB, Series B
                (a)(b)
                (cost - $1,458,830)...............................  5.000      06/01/08    1,460,875
                                                                                         -----------

                POLAND - 4.25%
                SOVEREIGN
     1,900      The Polish People's Republic, PDI Bearer Bond
                (b)(c)
                (cost - $1,387,350)...............................  4.000      10/27/14    1,521,187
                                                                                         -----------

                RUSSIA - 7.06%
                SOVEREIGN
     3,200      Vneshekonombank, Bank Loan Participation (d)(f)
                (cost - $1,724,875)...............................   --        10/13/04    2,524,000
                                                                                         -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 1997

----------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              INTEREST   MATURITY    MARKET
(000'S)+                                                              RATE       DATE       VALUE

----------------------------------------------------------------------------------------------------
                VENEZUELA - 4.69%
                SOVEREIGN
     1,000      Republic of Venezuela, DCB (a)(b).................  6.500%     12/18/07  $   867,500
     1,150      Republic of Venezuela, Par Bond, Series A
                (b)(i)............................................  6.750      03/31/20      808,594
                                                                                         -----------
                Total Venezuela (cost - $1,471,569)...............                         1,676,094
                                                                                         -----------
                Total Long-Term Investments (cost -
                $29,945,448)......................................                        32,582,508
                                                                                         -----------

                SHORT-TERM INVESTMENT-7.49%

                GRAND CAYMAN - 7.49%
     2,680      Brown Brothers Harriman & Co.
                Call Account
                (cost - $2,680,000)...............................  4.750         *        2,680,000
                                                                                         -----------
                Total Investments (cost - $32,625,448) - 98.59%...                        35,262,508
                Other assets in excess of liabilities - 1.41%.....                           505,100
                                                                                         -----------
                Net Assets - 100.00%..............................                       $35,767,608
                                                                                         -----------
                                                                                         -----------

---------
+     Denominated in United States dollars.
* Variable rate account. Rate resets on a daily basis, amounts available generally on the same business day.
(a)   Adjustable rate; rate based on London Interbank Offered Rate (LIBOR).
(b)   Brady Bond.
(c)   Step-up coupon; coupon increases at periodic intervals.
(d) In the process of converting to Brady Bond issue, the conversion date has not been finalized.
(e) Pro-rata sinking fund will be established. The first and second amortization of principal have been at a rate of 1%.
(f)   Non-income producing security.
(g) With additional 450,000 and 5,400,000 value recovery rights attached, respectively, with no market value.
(h)   With additional 2,500 warrants attached, with no market value.
(i)   With additional 5,750 warrants attached, with no market value.
DCB   Debt Conversion Bond.
EI    Eligible Interest Bond.
FLIRB Front Loaded Interest Reduction Bond.
FRB   Floating Rate Bond.
IAB   Interest Arrears Bond.
IRB   Interest Reduction Bond.
NMB   New Money Bond.
PDI   Past Due Interest.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

ASSETS
  Investments, at value (cost - $32,625,448)......  $  35,262,508
  Cash............................................            254
  Receivable for investments sold.................      3,136,435
  Interest receivable.............................        614,967
  Deferred organization expenses and other
   assets.........................................         99,013
  Receivable for Portfolio shares sold............         45,848
                                                    -------------
        Total assets..............................     39,159,025
                                                    -------------
LIABILITIES
  Payable for investments purchased...............      3,112,075
  Payable for Portfolio shares repurchased........        114,558
  Investment management fee payable...............         58,269
  Distribution fee payable (class A and C
   shares)........................................         35,642
  Accrued expenses................................         70,873
                                                    -------------
        Total liabilities.........................      3,391,417
                                                    -------------
NET ASSETS
  Capital stock, $0.001 par value (unlimited
   shares of beneficial interest authorized)......          3,303
  Paid-in capital.................................     35,194,180
  Undistributed net investment income.............         17,930
  Accumulated net realized loss from
   investments....................................     (2,084,865)
  Net unrealized appreciation on investments......      2,637,060
                                                    -------------
        Net assets................................  $  35,767,608
                                                    -------------
                                                    -------------
CLASS A
  Net assets......................................  $  33,184,663
                                                    -------------
  Shares of beneficial interest outstanding.......      2,978,876
                                                    -------------
  Net asset value per share.......................         $11.14
                                                    -------------
                                                    -------------
  Maximum offering price per share (net asset
   value plus sales charge of 3.75%* of the
   offering price)................................         $11.57
                                                    -------------
                                                    -------------
CLASS C
  Net assets......................................  $   2,582,945
                                                    -------------
  Shares of beneficial interest outstanding.......        231,912
                                                    -------------
  Net asset value and offering price per
   share**........................................         $11.14
                                                    -------------
                                                    -------------

--------
* On investments of $50,000 or more, the offering price is reduced. **Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                            STATEMENT OF OPERATIONS
                    FOR THE FISCAL YEAR ENDED MARCH 31, 1997

INVESTMENT INCOME
  Interest........................................  $  3,276,499
                                                    ------------
EXPENSES
  Investment management fees......................       378,501
  Distribution fees - class A.....................       110,830
  Distribution fees - class C.....................         9,356
  Accounting fees.................................        85,124
  Transfer agent fees and expenses................        68,683
  Amortization of organization expenses...........        54,732
  State registration fees.........................        52,895
  Legal and auditing fees.........................        49,069
  Custodian fees and expenses.....................        43,201
  Reports and notices to shareholders.............        36,002
  Trustees' fees and expenses.....................        18,002
  Insurance expenses..............................        14,983
  Other...........................................         3,270
                                                    ------------
      Total expenses before waivers and
      reimbursements..............................       924,648
      Less: waivers and reimbursements............      (260,294)
                                                    ------------
      Total expenses after waivers and
      reimbursements..............................       664,354
                                                    ------------
  Net investment income...........................     2,612,145
                                                    ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 AND
 FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investments................     3,718,432
  Net realized loss on foreign currency
   transactions...................................       (45,625)
  Net change in unrealized depreciation on
   investments....................................     2,855,740
                                                    ------------
  Net realized and unrealized gain on investments
   and foreign currency transactions..............     6,528,547
                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................  $  9,140,692
                                                    ------------
                                                    ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE FISCAL YEAR ENDED
                                                               MARCH 31,
                                                    -------------------------------
                                                         1997             1996
                                                    --------------   --------------

INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment income...........................  $    2,612,145   $    3,092,386
  Net realized gain/(loss) on investments.........       3,718,432       (1,813,581)
  Net realized loss on foreign currency
   transactions...................................         (45,625)              --
  Net change in unrealized depreciation on
   investments....................................       2,855,740        9,666,626
                                                    --------------   --------------
  Net increase in net assets resulting from
   operations.....................................       9,140,692       10,945,431
                                                    --------------   --------------

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares................................      (2,452,281)      (3,173,751)
    Class C shares................................        (105,187)          (7,284)
                                                    --------------   --------------
                                                        (2,557,468)      (3,181,035)
                                                    --------------   --------------

SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares............       8,277,741        1,767,410
  Cost of shares repurchased......................      (9,849,056)     (10,679,919)
  Shares issued in reinvestment of dividends......       1,693,825        2,161,217
                                                    --------------   --------------
  Net increase/(decrease) in net assets derived
   from shares of beneficial interest
   transactions...................................         122,510       (6,751,292)
                                                    --------------   --------------

  Total increase in net assets....................       6,705,734        1,013,104

NET ASSETS
  Beginning of year...............................      29,061,874       28,048,770
                                                    --------------   --------------

  End of year (including undistributed net
   investment income of $17,930 and $8,877,
   respectively)..................................  $   35,767,608   $   29,061,874
                                                    --------------   --------------
                                                    --------------   --------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------
Contained below is per share operating performance data for a each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                       FOR THE
                                                                                        PERIOD                         FOR THE
                                                                        FOR THE        JULY 26,         FOR THE         PERIOD
                                                                         FISCAL         1995*            FISCAL      MAY 3, 1993*
                                           FOR THE FISCAL              YEAR ENDED      THROUGH         YEAR ENDED      THROUGH
                                             YEAR ENDED                MARCH 31,      MARCH 31,        MARCH 31,      MARCH 31,
                                           MARCH 31, 1997                 1996           1996             1995           1994
                                     ---------------------------      ------------   ------------     ------------   ------------
                                      CLASS A         CLASS C           CLASS A        CLASS C          CLASS A        CLASS A
                                     ----------     ------------      ------------   ------------     ------------   ------------
PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of
   period..........................  $     9.02     $       9.04      $   6.90       $   7.81         $   8.98       $   9.55
                                     ----------     ------------      ------------   ------------     ------------   ------------
  Net investment income (1)........        0.85             0.84          0.91           0.59             0.79           0.66
  Net realized and unrealized
   gain/(loss) on investments,
   foreign currency contracts and
   translation of foreign currency
   related transactions (2)........        2.10             2.07          2.13           1.32            (1.85)         (0.55)
                                     ----------     ------------      ------------   ------------     ------------   ------------
  Net increase/(decrease) in net
   assets from operations..........        2.95             2.91          3.04           1.91            (1.06)          0.11
                                     ----------     ------------      ------------   ------------     ------------   ------------
  Dividends and distributions to
   shareholders from
    Net investment income..........       (0.83)           (0.81)        (0.92)         (0.68)           (0.77)         (0.65)
    Net realized capital gains.....          --               --            --             --            (0.25)         (0.03)
                                     ----------     ------------      ------------   ------------     ------------   ------------
                                          (0.83)           (0.81)        (0.92)         (0.68)           (1.02)         (0.68)
                                     ----------     ------------      ------------   ------------     ------------   ------------
    Net asset value, end of
     period........................  $    11.14     $      11.14      $   9.02       $   9.04         $   6.90       $   8.98
                                     ----------     ------------      ------------   ------------     ------------   ------------
                                     ----------     ------------      ------------   ------------     ------------   ------------
  Total investment return (3)(5)...       33.48%           32.97%        46.13%         25.45%          (13.07)%         0.36%
                                     ----------     ------------      ------------   ------------     ------------   ------------
                                     ----------     ------------      ------------   ------------     ------------   ------------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's
   omitted)........................  $   33,185     $      2,583      $ 28,860       $    202         $ 28,049       $ 45,691
  Ratio of expenses to average net
   assets (1)......................        2.00%            2.40%         2.00%          2.40%(4)(5)      2.00%          2.00%(4)
  Ratio of net investment income to
   average net assets (1)..........        7.95%            7.59%        10.64%          8.72%(4)(5)      8.86%          7.24%(4)
  Decrease reflected in above
   expense ratios and net
   investment income due to waivers
   and reimbursements..............        0.80%            0.64%         1.18%          3.42%(4)(5)      0.53%          0.33%(4)
  Portfolio turnover rate..........      223.41%          223.41%       266.46%        266.46%(6)        35.01%        100.85%(6)

---------
* Commenced investment operations on May 3, 1993. Class C shares commenced its initial public offering on July 26, 1995.
**Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2)The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(3)Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) Annualized.
(5)The total investment return and ratios for class C shares are not necessarily comparable to those of class A shares, due to timing differences in the commencement of the initial public offering of class C shares.
(6)Not annualized.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                         NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Bear Stearns Investment Trust (the "Trust") was organized as a Massachusetts business trust on October 15, 1992 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust currently has one fund in operation, the Emerging Markets Debt Portfolio (the "Portfolio"), a non-diversified portfolio. On February 22, 1995, the Portfolio changed its name from the Emerging Markets Debt Fund. As of the date hereof, the Portfolio offers two classes of shares, which have been designated as class A and C shares. The initial public offering for the class C shares commenced on July 26, 1995.

ORGANIZATIONAL MATTERS--Prior to commencing investment operations on May 3, 1993, the Portfolio did not have any transactions other than those relating to organizational matters and the sale of 10,472 shares of beneficial interest of the Trust to Bear Stearns Funds Management Inc. ("BSFM" or the "Investment Manager"). Costs of $273,667 incurred by the Trust in connection with the organization, its registration with the Commission and initial public offering of its shares, have been deferred and are being amortized, using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of the Portfolio. In the event that the Investment Manager or any transferee of the Investment Manager redeems any of its original shares prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Portfolio is liquidated prior to the end of the sixty month period, the Investment Manager or the transferee of the Investment Manager shall bear the unamortized deferred organization expenses.

PORTFOLIO VALUATION--The Portfolio calculates the net asset value of and completes orders to purchase or repurchase Portfolio shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

The assets of the Portfolio are not listed on security exchanges or traded on other regulated markets, therefore, in the absence of reported sales prices on a valuation date, assets generally will be valued at the mean of the last bid and offer quotations. In the absence of reported bid and offer quotations on such valuation date, such assets will be valued from the broker bids of at least one market maker. In the absence of current broker bids or if PFPC Inc. (the "Administrator"), in consultation with the Valuation Committee, concludes that such broker bids are not indicative of the fair value for such assets by reason of the illiquidity of a particular security or investment, or other factors, the value of such assets will be recorded at their fair value determined in good faith by the Administrator after consultation with the Valuation Committee. In making this determination the Valuation Committee will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board of Trustees may prescribe. The amortized cost method of valuation may also be used with respect to debt obligations with 60 days or less remaining to maturity, unless this method does not represent fair value. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value. Expenses and fees, including the investment management, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. The Portfolio's net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio is permitted to enter into forward foreign currency exchange contracts solely for purposes of protecting against adverse changes in foreign currency exchange rates. The Portfolio may enter into contracts to purchase foreign currencies to protect against a rise in the U.S. dollar price of securities it has purchased pending final settlement, or it may enter into contracts to sell foreign currencies to protect against the decline in value of its non-dollar denominated securities due to a decline in the value of foreign currencies against the U.S. dollar. When the Portfolio enters into a forward foreign currency exchange contract to buy a foreign currency, it will place cash or readily marketable securities in a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Portfolio's commitment with respect to the contract. Investors should be aware that the forward currency market for the purchase of U.S. dollars in many emerging countries is not highly developed and that in certain emerging countries no forward market for foreign currencies currently exists or that such market may be closed to investment by the Portfolio. At March 31, 1997, the Portfolio held no such contracts.

U.S. FEDERAL TAX STATUS--The Portfolio intends to distribute substantially all of its taxable income and continue to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Portfolio intends not to be subject to a U.S. federal excise tax. At March 31, 1997, the Portfolio had a capital loss carryforward of $2,082,264 available as a reduction, to the extent provided in regulations, of any future net capital gains realized before the end of fiscal year 2004. To the extent that the loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

FOREIGN WITHHOLDING TAXES--Income received by the Portfolio from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

DIVIDENDS AND DISTRIBUTIONS--The Portfolio declares and pays as quarterly dividends to shareholders substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification. At March 31, 1997, the Portfolio reclassified $45,625 of net realized losses from foreign currency transactions to undistributed net investment income.

INVESTMENT MANAGER

Bear Stearns Funds Management Inc., a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment manager pursuant to the Investment Management Agreement adopted by the shareholders of the Portfolio on May 4,

1995. For its investment management and administrative services, the Investment Manager receives from the Portfolio a monthly fee at an annual rate equal to 1.15% of the Portfolio's average daily net assets up to $50 million, 1.00% of the Portfolio's average daily net assets of more than $50 million but not in excess of $100 million and 0.70% of the Portfolio's average daily net assets above $100 million.

Prior to the adoption of the Investment Management Agreement with BSFM, BEA Associates ("BEA" or the "Adviser") served as investment adviser to the Portfolio pursuant to an Investment Advisory Agreement, and BSFM served as manager of the Portfolio pursuant to the Investment Management Agreement. BEA received from the Portfolio a monthly fee equal to 0.80% of the Portfolio's average daily net assets up to $50 million, 0.70% of the Portfolio's average daily net assets of more than $50 million but not in excess of $100 million and 0.50% of the Portfolio's average daily net assets above $100 million. BSFM received from the Portfolio a monthly fee at an annual rate equal to 0.45% of the Portfolio's average daily net assets up to $50 million, 0.40% of the Portfolio's average daily net assets of more than $50 million but not in excess of $100 million and 0.30% of the Portfolio's average daily net assets above $100 million.

The Investment Manager has voluntarily undertaken to limit the total operating expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary items) to a maximum annual level of 2.00% of the average daily net assets of the Portfolio's class A shares and 2.40% for class C shares, as did BEA and BSFM in their respective capacities prior to May 4, 1995. As necessary, this limitation is effected by waivers by the Investment Manager of its investment management fees and reimbursements of expenses exceeding the manager's fee. Accordingly, for the fiscal year ended March 31, 1997, the Investment Manager waived $260,294 of its investment management fees. The Portfolio will not pay BSFM at a later time for any amounts it waived nor will the Portfolio reimburse BSFM for any amounts it may have assumed.

DISTRIBUTION PLAN

The Trust, on behalf of the Portfolio, has entered into an amended and restated Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Upon adoption of the Plan by the shareholders of the Portfolio on May 4, 1995, the Plan has increased the amount of 12b-1 fees on the Portfolio's current shares, which have been designated class A shares, from an annual rate of 0.25% of the average daily net assets of the Portfolio to an annual rate of 0.35% of the average daily net assets of the class A shares of the Portfolio. The Plan provides for 12b-1 fees on the class C shares at an annual rate of 0.75% of the average daily net assets of the class C shares. Despite the increase in fees under the amended and restated 12b-1 plan, the total operating expenses of the Portfolio have remained constant, as the Investment Manager agreed to waive its fees to the extent necessary to maintain the total operating expenses at 2.00% per annum of the daily net assets of the class A shares of the Portfolio (until such time as the average net assets of the Portfolio exceed $50 million or the total operating expenses are less than 2.00% per annum of the daily net assets of the class A shares of the Portfolio; 2.40% per annum for class C shares). In addition, a higher level of 12b-1 fees enables the Portfolio to offer improved shareholder services, such as lower investment minimums and the ability to exchange shares of the Portfolio with shares of the same class of certain other funds and portfolios affiliated with Bear, Stearns & Co. Inc. ("Bear Stearns" or "Distributor"). The initial public offering for the class C shares commenced on July 26, 1995. Such fees are based on the average daily net assets in each class of the Portfolio and are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine. For the fiscal year ended March 31, 1997, Bear Stearns, as distributor, earned $120,186 in distribution fees under the Plan and the 12b-1 plan in effect thereto. Bear Stearns uses these fees to pay dealers whose clients hold the Portfolio's shares and other distribution-related activities.

In addition, as Distributor of the Portfolio, Bear Stearns collects the sales charges imposed on sales of the Portfolio's class A shares, and reallows a portion of such charges to dealers through which the sales are made. As a result of an undertaking by the Distributor, it reallowed all of the sales charges to its dealers selling Portfolio shares for the period April 3, 1995 through September 26, 1995 and the period February 15, 1996 through June 30, 1996. Furthermore, the Distributor has increased the compensation paid to its dealers selling Portfolio shares on net asset value transfers (purchases made by investors with the proceeds from a redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns) from 0.50% to 1.00% beginning April 15, 1996 until further notice. In addition, Bear Stearns advanced 1.00% in sales commissions on the sale of class C shares to dealers at the time of such sales.

For the fiscal year ended March 31, 1997, Bear Stearns has advised the Portfolio that it received approximately $110,800 in front-end sales charges resulting from sales of class A shares in the Portfolio. From these fees, Bear Stearns paid such sales charges to dealers which in turn paid commissions to salespersons. In addition, Bear Stearns has advised the Portfolio that during the year, it received approximately $2,400 in contingent deferred sales charges upon certain redemptions by class C shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at March 31, 1997, was $32,628,049. Accordingly, the net unrealized appreciation on investments of $2,634,459 was composed of gross appreciation of $2,968,497 for those securities having an excess of value over cost and gross depreciation of $334,038 for those investments having an excess of cost over value.

For the fiscal year ended March 31, 1997, aggregate purchases and sales of portfolio securities (excluding short-term investments) were $67,140,124 and $67,665,499, respectively.

SHARES OF BENEFICIAL INTEREST

The Portfolio offers class A and C shares. Class A shares are sold with a front-end sales charge of up to 3.75%. Class C shares are sold with a contingent deferred sales charge ("CDSC") of 1.00% during the first year.

At March 31, 1997, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized of which Bear Stearns Funds Management Inc. owned 12,645 class A shares (including 2,713 shares acquired through dividends reinvested). Transactions in shares of beneficial interest were as follows:

                                                  FOR THE FISCAL YEAR ENDED
                                                        MARCH 31, 1997
                                          ------------------------------------------
                                                 CLASS A               CLASS C
                                          ---------------------  -------------------
                                           SHARES     AMOUNT     SHARES     AMOUNT
                                          --------  -----------  -------  ----------
Sales...................................   530,036  $ 5,729,161  236,617  $2,548,580
Repurchases.............................  (902,360)  (9,458,425) (35,448)   (390,631)
Reinvestments...........................   151,588    1,601,260    8,435      92,565
                                          --------  -----------  -------  ----------
Net increase/(decrease).................  (220,736) $(2,128,004) 209,604  $2,250,514
                                          --------  -----------  -------  ----------
                                          --------  -----------  -------  ----------

                                                                     FOR THE PERIOD
                                            FOR THE FISCAL YEAR      JULY 26, 1995*
                                                   ENDED                THROUGH
                                               MARCH 31, 1996       MARCH 31, 1996
                                          ------------------------  ----------------
                                                  CLASS A               CLASS C
                                          ------------------------  ----------------
                                            SHARES       AMOUNT     SHARES   AMOUNT
                                          ----------  ------------  ------  --------
Sales...................................     187,769  $  1,560,594  23,786  $206,816
Repurchases.............................  (1,315,721)  (10,659,478) (2,227)  (20,441)
Reinvestments...........................     265,067     2,154,823     749     6,394
                                          ----------  ------------  ------  --------
Net increase/(decrease).................    (862,885) $ (6,944,061) 22,308  $192,769
                                          ----------  ------------  ------  --------
                                          ----------  ------------  ------  --------

--------
* Commencement of initial public offering.

CREDIT AGREEMENT

The Trust (on behalf of the Portfolio) has entered into a credit agreement with The First National Bank of Boston. The Bear Stearns Funds, which consists of the Total Return Bond Portfolio, Small Cap Value Portfolio, Large Cap Value Portfolio, The Insiders Select Fund, S&P STARS Portfolio and S&P STARS Fund are also parties to the credit agreement. The agreement provides that each party to the credit agreement is permitted to borrow in an amount up to 15% of the value of its total assets. Subject to Board approval and upon making necessary disclosure in its prospectus, each portfolio may, in accordance with the provisions of the credit agreement, borrow up to 25% of the value of its total assets, less all liabilities other than liabilities for borrowed money outstanding at the time. However, at no time is the aggregate outstanding principal amount of all loans to any of the portfolios to exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by The First National Bank of Boston.

Each loan is payable on demand or upon termination of the credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

The Portfolio uses the facility to borrow money only for temporary or emergency (not leveraging) purposes. The Portfolio had no amounts outstanding under the line of credit agreement during the fiscal year ended March 31, 1997.

CONCENTRATION OF RISK

Investments in emerging markets debt involve special risks. The issuer of the debt of the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Portfolio may have limited legal recourse in the event of a default.

Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

Most securities markets in emerging market countries may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging market countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging market countries than in the United States.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

CREDIT RISK

Forward contracts are subject to the risk that the counterparty to the contract will default on its obligations. A default on the contract would deprive the Portfolio of unrealized profits, the benefits of a currency hedge, increase transaction costs or force the Portfolio to cover its purchase or sale commitments, if any, at the current market price. The Portfolio will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by BSFM.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders,
Emerging Markets Debt Portfolio
(A Series of Bear Stearns Investment Trust):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Debt Portfolio (the "Portfolio") as of March 31, 1997, and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Emerging Markets Debt Portfolio at March 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
May 9, 1997

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                          SHAREHOLDER TAX INFORMATION

                                 MARCH 31, 1997
                                  (UNAUDITED)

The Portfolio is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Portfolio's fiscal year end (March 31, 1997) as to the U.S. federal tax status of distributions received by the Portfolio's shareholders in respect of such fiscal year.

During the fiscal year ended March 31, 1997, the following ordinary income dividends per share were paid by the Portfolio:

             ORDINARY INCOME
           --------------------
            CLASS A    CLASS C
           ---------  ---------
           $   0.830  $   0.814
           ---------  ---------
           ---------  ---------

There were no dividends which would qualify for the dividends received deduction available to corporate shareholders. All Portfolio dividends were derived from income on foreign obligations; however they were not subject to foreign withholding taxes.

Because the Porfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1997. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1998.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolio.

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